Offerings	Aug. 21, 2025 USD ($)
Offering: 1
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 0.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 0.00
Offering Note	Calculated at $153.10 per $1,000,000 of the Transaction Value.
Offering: 2
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 76,621,115.10
Amount of Registration Fee	$ 11,730.69
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the shares outstanding and net asset value of the J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the "Fund") as of January 31, 2025. The fee of $11,730.69 was paid in connection with the filing of the Schedule TO-I by the Fund (File No. 005-80235) on March 28, 2025 (the "Schedule TO"). This is the first amendment to the Schedule TO and is being filed to report the results of the Offer.